Exhibit 99.1

Ore Pharmaceuticals A Pharmaceutical Asset Management Company August, 2009 8/19/2009 1

Disclaimer This presentation contains “forward-looking statements,” as such term is used in the Securities Exchange Act of 1934, as amended. Such forward-looking statements include our ability to identify strategies for making its businesses successful and the impact of such strategies on our business and financial performance and on shareholder value. Forward-looking statements typically include the words “expect,” “anticipate,” “believe,” “estimate,” “intend,” “may,” “will,” and similar expressions as they relate to Ore Pharmaceuticals or its management. Forward-looking statements are based on our current expectations and assumptions, which are subject to risks and uncertainties. They are not guarantees of our future performance or results. Our actual performance and results could differ materially from what we project in forward-looking statements for a variety of reasons and circumstances, including particularly risks and uncertainties that may affect the Company’s operations, financial condition and financial results and that are discussed in detail in the our Annual Report on Form 10-K and our other subsequent filings with the Securities and Exchange Commission. They include, but are not limited to: whether the compounds we develop will be commercially viable; whether we will be able to begin to generate sufficient new revenue from licensing or other transactions early enough to support our operations and continuing compound development; whether there will be valid claims for indemnification from the buyers of our Genomics Assets; whether there will be claims from the landlords of the leased properties we have assigned, the buyer of our Preclinical Division or the assignee of our Cambridge facility lease, that we would be required to pay as guarantors of such leases; whether we will be able to collect amounts due under the terms of promissory notes from the buyers of our Genomics Assets and molecular diagnostic business; whether we will be able to manage our existing cash adequately and whether we will have access to financing on sufficiently favorable terms to maintain our businesses and effect our strategies; whether we will be able to maintain our NASDAQ listing; whether we will be able to attract and retain qualified personnel for our business; and potential negative effects on our operations and financial results from workforce reductions and the transformation of our business. Ore Pharmaceuticals Inc. undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. 8/19/2009 2

Corporate Overview • Publicly-listed pharmaceutical asset management company (NASDAQ: ORXE) • Offices in Cambridge, MA • Turnaround situation • New, highly-motivated management team • Incubating four attractive clinical-stage pharmaceutical assets • $8.4M in cash and notes receivable as of 6/30/09 – Sufficient to fund operations through late 2010 at expected burn • Clean and transparent capital structure • $324M tax loss carry-forward as of 12/31/2008 • ~$3M market cap as of 8/18/09 8/19/2009 3

Management Team • Mark Gabrielson – CEO – Founder, CEO of Harvard/MIT spin-out Pulmatrix Inc.; raised $16M+ in two venture rounds – Co-Founder, Fordyce & Gabrielson LLC; special situations life sciences investing – General Partner, Prince Ventures ($100M+ assets under management); led biopharmaceutical venture investments – 12-year career at GSK; managed pharmaceutical product portfolio with annual revs >$1B – Chairman, Investment Committee for $150M endowment – A.B., Princeton University • Stephen Donahue, M.D. – SVP, Clinical Development – Bristol-Myers Squibb, Merck, Predix Pharmaceuticals – Has overseen 90+ clinical trials across all phases and multiple diseases – Directed clinical studies for several blockbusters, including: • Vytorin ($2.4B) • Januvia ($1.4B) • Pravachol ($2.3B) • Glucophage ($1.8B) – M.D. Georgetown University; NIH Fellow, Clinical Pharmacology 8/19/2009 4

Management Team • Ben Palleiko – SVP & CFO – SVP Corporate Development & CFO, Penwest Pharmaceuticals Co. (NASDAQ: PPCO) – 9 years life sciences-focused investment banking (SunTrust; Robertson Stephens; Volpe) – 40+ financial & strategic transactions; $2B+ in capital raised – 7 years as Naval officer and carrier jet pilot – M.B.A. & M.A., University of Chicago; B.A., Tufts University • Geoff Wilson – Director, Strategic Planning – 7 years buy-side experience focusing on public healthcare companies – 3 years in business development roles at EPIX Medical (Nasdaq: EPIX) – M.B.A. & M.A., University of Chicago; A.B., Princeton University 8/19/2009 5

Independent Directors • J. Stark Thompson, Ph.D. – Chairman – Director since February 2002; Chairman since November 2004 – Former President & CEO of Life Technologies, Inc. – Director of Naurex Inc. and MaxCyte Inc. • G. Anthony Gorry, Ph.D. - Director – Director since January 1997 – Friedkin Professor of Management & Professor of Computer Science, Rice University • David L. Urdal, Ph.D. - Director – Director since April 2007 – Senior Vice President & Chief Scientific Officer, Dendreon Corp. • James W. Fordyce - Director – Director since August 2008 – Managing Partner of MEDNA Partners LLC – Director of Dyax Corp. and several privately-held life sciences companies – Chairman Emeritus of the Board of Directors of the Albert and Mary Lasker Foundation 8/19/2009 6

The Opportunity • Pharmaceuticals is an attractive business – Relatively inelastic demand – Favorable demographic trends – High barriers to entry • Traditional “biotech” model of drug discovery & development is flawed – Public investors are no longer interested in funding research – Investment capital often deployed on non value-enhancing activities (e.g., corporate overhead) – Management, shareholder incentives often misaligned • Current environment represents extraordinary opportunity to acquire highquality pharmaceutical assets on favorable terms – Major pharmaceuticals companies rationalizing portfolios – Smaller discovery/development companies lack capital Key Issue – How to manage and finance acquisition and development in today’s environment? 8/19/2009 7

What We Do • Asset management approach – Risk-adjusted ROI drives decisions • Strategy: – Acquire/in-license diversified portfolio of promising, undervalued pharmaceutical assets – Use minimally-dilutive third-party financing to develop assets – Enhance asset value via targeted development – Monetize investment to maximize ROI • Focus: – Value-added development of mature pharmaceutical brands – Targeted development of clinical-stage compounds – Special or opportunistic investment situations that meet our ROI criteria • Goal: create a stable, profitable business based on: – Program management fees and/or structuring fees – Substantial profit interests in successful projects 8/19/2009 8

Core Activities Sourcing Structuring Development Harvesting Goal: To identify and in-license promising compounds for little or no up-front capital commitment Ore approach: Goal: To source external funding for compound development Goal: To establish robust clinical proof-of-concept as quickly and inexpensively as possible Ore approach: Goal: To monetize successful programs to the fullest extent possible Ore approach: Ore approach: Improve likelihood of clinical success by focusing on compounds with: • Prior clinical evidence of safety/tolerability • Prior clinical or preclinical evidence of efficacy in target indication. Focus on high-need indications with welldefined clinical endpoints and predictive animal models. Utilize low-cost/highquality geographies for clinical trials whenever possible. Structure compound sales and out-licensing deals to maximize expected value. Likely targets include major pharmaceutical companies and mid-tier specialty pharmaceutical companies. Structure funding vehicles to allocate bulk of risk and reward to direct investors, with Ore and its shareholders retaining significant participation in successful programs. 8/19/2009 9

Competitive Edge: Repositioning Knowledge Base • Pharmaceutical compounds often have therapeutic effects that are unexpected but medically important (e.g., Viagra, Strattera, Thalomid) • Ore’s prior “repositioning” efforts focused on using a multi-technology platform to systematically evaluate compounds for non-obvious biological effects – Platform included animal imaging, bioanalytes after dosing, drug-induced cellular responses and signaling pathway modulation, in silico target-associated pathways • In total, Ore evaluated compounds with more than 100 stated mechanisms, including both clinical-stage compounds and marketed products – >100 de-prioritized clinical-stage compounds profiled in collaborations with eight major pharmaceutical companies, including Abbott, Pfizer, Lilly, and Roche • Results: proprietary knowledge base of more than 30 unexpected mechanism-biological effect associations – Many associations validated in relevant animal models 8/19/2009 10

Concept Validation: Two Examples • ORE1001 - ACE2 inhibitor – MLNM and ABT could not determine where compound had therapeutic activity; halted development for obesity – Ore found that: • ACE2 target was associated with GI inflammation • ORE1001 decreased inflammation in digestive tract • ORE1001 was effective in animal models of inflammatory bowel disease (IBD) as well as other models of GI inflammation – Now in clinical development as a first-in-class treatment for IBD • Angiotensin II Receptor Blockers (e.g., “Sartans”) – Ore found that the target of the “Sartan” class of drugs, the Ang II receptor, is upregulated in breast cancer tissues containing estrogen receptors – Further work showed that these drugs inhibit tumor growth in xenograft animal models, on top of tamoxifen – Ore’s patent on the research predates a similar patent from the University of Michigan, which has been promoting a similar finding 8/19/2009 11

Current Incubation Portfolio Compound Originator(s) Prior Stage of Development Pharmacology Identified at Ore ORE1001 Millennium / Abbott Phase I Decreases inflammation in GI tract; potential use in Inflammatory Bowel Disease, Radiation Enteritis, other GI indications Anti-inflammatory properties in ORE10002 Lundbeck Phase II multiple tissues ORE5002 Roche Phase II CNS effects/ improved cognition ORE5007 Roche Phase II/III Lipid lowering effects, weight loss All Ore portfolio products have substantial human tolerability data 8/19/2009 12

Lead Program: ORE1001 • First-in-class small molecule inhibitor of Angiotensin Converting Enzyme 2 (ACE2) • Potential therapeutic use in multiple GI indications – Positive animal model data in ulcerative colitis and gastric ulcer protection and healing – Priority indications: ulcerative colitis and radiation enteritis • Orally administered; PK consistent with once-daily dosing • Well-tolerated in prior Phase I clinical testing up to 14 days of dosing – 71 patients have received drug, with no SAEs reported – Dosing up to 2100 mg • Efficient, simple 4-step chemical synthesis • Extensive IP estate around target and chemistry – U.S. COM 2000; multiple subsequent filings 8/19/2009 13

ORE1001: Repositioning Profile Original indication: Obesity [Abbott and Millennium] Ore Technology Findings • Decreases inflammation in digestive tract • Overexpression of ACE2 target in gastritis, pancreatitis & colitis Novel and Unexpected Indications Animal Models • DSS • Oxazolone IBD Gastritis/gastric ulcer Pancreatitis Radiation proctitis Animal Models • NSAID gastritis • Ulcer healing Animal Models Not yet tested Animal Models • Radiation proctitis 8/19/2009 14

ORE1001: Positive Animal Models of Efficacy IBD Models 1. Dextran sodium sulfate (DSS), moderate disease, sc 2. PK and PD in DSS, mild disease, po 3. DSS, severe disease, po 4. CD45 Pilot study; acute on chronic, po 5. Oxazalone, severe disease, po Gastritis/Ulcer Models 1. Indomethacin, acute gastritis, po 2. Diclofenac, acute gastritis, po 3. Healing of acetic acid ulcer, sc Radiation Enteritis 1. Radiation proctitis, po 8/19/2009 15

ORE1001: Effects in DSS Mouse Model of Ulcerative Colitis Fecal Occult Blood Score, Day 7 Histopathology Severity Score Histopathology Score 8.0 12.0 Fecal Occult Blood Score 2.0 3.0 *p<0.05 vs. Vehicle + DSS *p<0.05 vs. Vehicle + DSS Highest dose of ORE1001 showed positive effects on all endpoints: - Disease activity measurements - Body weight - Rectal prolapse - Histology/pathology 0.0 4.0 Veh Veh 30 mpk 100 mpk 300 mpk Sulfa 5% DSS 0.0 1.0 Veh Veh 30 mpk 100 mpk 300 mpk Sulfa 5% DSS 8/19/2009 16

ORE1001: Evidence of Survival Benefit in Severe DSS Study Kaplan-Meier Survival Analysis * P<0.017 DSS vs. DSS + ORE 1001 Vehicle Control DSS + ORE1001 80 90 100 * Survival (%) DSS DSS + Sulfasalazine 0 1 2 3 4 5 6 7 8 60 70 TIME (days) after DSS 8/19/2009 17

ORE1001: Favorable Safety/Tolerability Profile • Battery of safety studies, including cardiovascular studies, 2 month dog and 3 month rat: no significant findings • Single-dose placebo-controlled Phase I study: – 63 subjects dosed; 47 received ORE1001 from 2.1mg – 2100mg – All doses well-tolerated – PK consistent with once- or twice-daily dosing • 14 day multiple-dose study – 32 subjects dosed; 24 received ORE1001 from 50mg – 1800mg – All doses well-tolerated – No significant effects on safety parameters, including blood pressure 8/19/2009 18

ORE1001 Positioning in Chronic Ulcerative Colitis

First Line → Severe

	Use in Ulcerative Colitis	Limitations	Side Effects
Aminosalicylates (Asacol, Pentasa)	▪ Initial treatment ▪ Treats mild to moderate symptoms ▪ Estimated $1B+ market in IBD*	▪ Compliance ▪ Little efficacy in severe disease	▪ May cause nausea, vomiting, heartburn
ORE1001	▪ Potential add-on therapy to: - Reduce signs & symptoms, - Induce & maintain clinical remission - Stimulate mucosal healing		▪ Safe, well-tolerated
Corticosteroids (Entocort, OraPred)	▪ Moderate to severe ulcerative colitis ▪ Suppresses immune response ▪ Estimated $100M+ market in IBD*	▪ Should not be used as maintenance therapy	▪ Metabolic, bone, vascular disease ▪ Infection ▪ Skin, CNS disorders
Immuno-suppressants (Immuran, Sandimmune)	▪ Used for maintenance of remission in patients refractory to conventional drugs ▪ Estimated $80M market in IBD*	▪ Typically takes 2-3 months before results are seen	▪ Risks for neoplasia ▪ Leukopenia – risk of infection ▪ Requires blood monitoring
Anti-TNF biologics (Remicade, Humira)	▪ Treats patients refractory to immuno-modulators ▪ Estimated $1B+ market in IBD*	▪ Requires infusion (Remicade) ▪ Loses efficacy over time ▪ Expensive	▪ Risk for lymphoma (Remicade) ▪ Cold-like symptoms ▪ Sinus infections

*Source: Datamonitor Report 09/2008 based on MIDAS sales data and IMS Prescribing Insights data, IMS Health, February 2008

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ORE1001 Development Plan • Phase Ib/IIa trial in ulcerative colitis patients (n=55) begins 2H09 – Study to be undertaken in low-cost/high-quality clinical research countries – Trial designed to provide initial evidence of therapeutic activity – Results expected mid-2010 • Preclinical radiation enteritis collaboration with Armed Forces Radiobiology Research institute (AFRRI) – Potential inclusion in National Stockpiling program for radiation preparedness program – Potential to leverage evidence of efficacy into civilian clinical setting: help manage radiation-induced enteritis in cancer patients undergoing pelvic/abdominal radiation treatment • Options following PIb/IIa data: – Out-license/sell compound immediately – Source third-party financing to take compound into PII proof-of-concept trial in IBD – Refocus development on radiation enteritis 8/19/2009 20

Expanding Our Portfolio • Identify undervalued drugs for which Ore’s development expertise can provide a significant revaluation catalyst: – Proprietary knowledge base helps identify value others may have missed – Developmental efficiency (cost, speed, robustness) improves ROI • Focus on two types of pharmaceutical assets: – Clinical-stage compounds with prior evidence of reasonable safety/tolerability • Prior “repositioning” collaborations provide proprietary source of in-licensing candidates – Mature, sub-strategic pharmaceutical products with potential utility in new indications • Assets must be “financeable” via external sources • Assets must have clear exit strategy – Consistent with stated acquisition/in-license interests of major pharmaceutical companies 8/19/2009 21

Summary • Differentiated, ROI-driven approach • Substantial clinical development capability • Incubating four promising clinical-stage compounds • Repositioning knowledge base provides competitive edge in identifying additional undervalued assets • Experienced, capable management team Favorable risk/return profile given current valuation • – ~$3M market cap as of 8/18/2009 8/19/2009 22

Where to Find Additional Information about the Potential Reorganization of Ore Pharmaceuticals On August 14, 2009, Ore Pharmaceuticals Inc. (the “Company”) filed a registration statement with the SEC on Form S-4 that includes a preliminary proxy statement/prospectus and other relevant materials regarding a proposed reorganization of the Company in which the Company would become a wholly owned subsidiary of Ore Pharmaceutical Holdings Inc., a newly formed Delaware corporation (“Holdings”), and each share of the Company’s common stock would be exchanged for one share of common stock of Holdings. Stockholders are urged to read the preliminary proxy statement/ prospectus filed with the SEC on August 14, 2009, the definitive proxy statement/prospectus when it becomes available and any other relevant materials filed with the SEC when they become available because they contain, or will contain, important information about the Company and the proposed reorganization. The definitive proxy statement/prospectus will be sent to Company stockholders seeking their approval of the reorganization. Stockholders and potential investors may obtain a free copy of the preliminary proxy statement/prospectus filed on August 14, 2009 with the SEC, as well as other documents filed by the Company with the SEC at the SEC’s web site at www.sec.gov or through the Company’s web site as www.orepharma.com. The definitive proxy statement/prospectus and the Company’s other SEC filings also may be obtained for free from the Company by directing a request to: Ore Pharmaceuticals Inc., 610 Professional Drive, Suite 101, Gaithersburg, Maryland 20879, Attention: Corporate Secretary, telephone: 240-361-4400. Stockholders and potential investors are urged to read the definitive proxy statement/prospectus and other relevant materials relating to the reorganization when they become available before voting or making any investment decision with respect to the reorganization or the Company.  The Company, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from the Company’s stockholders in connection with the transaction. Information regarding such persons and a description of their interests in the transaction is contained in the proxy statement/prospectus and the Company’s Annual Reports on Form 10-K and Form 10-K/A filed with the SEC. Additional information regarding the interests of those persons may be obtained by reading the definitive proxy statement/ prospectus when it becomes available. 8/19/2009 23